WAIVER


          THIS WAIVER    , dated as of October 24, 1995, among
WAINOCO OIL CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN BANK OF CANADA as
Agent (the "Agent").

                       W I T N E S S E T H:

          WHEREAS, the parties hereof have heretofore entered into an Amended and Restated Credit Agreement dated as of June
29, 1994 (the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to waive compliance with the requirements of Section 5.19 of the Credit Agreement for the compliance period most recently concluded.

         NOW, THEREFORE, the parties hereto agree as follows:

1.       Definitions

         Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

2.       Waiver of Section 5.19 of the Credit Agreement

         At the request of the Borrower, the Banks hereby irrevocably waive compliance with Section 5.19 of the Credit Agreement for the period of four consecutive fiscal quarters ending on September 30, 1995. This waiver shall be limited precisely as written, and shall not extend to (i) any non-compliance with or breach of any other provision of the Credit Agreement, (ii) any non-compliance with or breach of Section 5.19 for any other period or (iii) any Default under the Credit Agreement other than a Default as a result of the non-compliance with Section 5.19 hereinbefore waived.

3.       Governing Law

         This Waiver shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

4.       Counterparts:  Effectiveness

         This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

WAINOCO OIL CORPORATION



By:  /s/  Julie H. Edwards
     -----------------------------

Title:  Senior Vice President - Finance
         & Chief Financial Officer



MORGAN BANK OF CANADA



By:  /s/  Andrew Shelton
     -----------------------------

Title:  Vice President



PARIBAS BANK OF CANADA

By:  /s/ John Plant
     ----------------------------

Title:



THE BANK OF TOKYO CANADA

By:  /s/ Ivan Hopkins
     ----------------------------

Title:  Vice President



MORGAN BANK OF CANADA, as Agent

By:  /s/  Andrew Shelton
     ----------------------------

Title:  Vice President